POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes William J. Ballou, Suzan M. Barron, Truman S. Casner, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, John M. Loder and John W. Reading, Jr., individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Funds Distributor, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust), or of Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust and Colonial Intermediate High Income Fund (together "Colonial Closed-End Funds"). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds, LFC Trust or Closed-End Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds, LFC Trust or Colonial Closed-End Funds.

In witness, I have signed this Power of Attorney on this 30th day of October, 1998.



      Thomas E. Stitzel

                         POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes William J. Ballou, Suzan M. Barron, Truman S. Casner, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, John M. Loder and John W. Reading, Jr., individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Funds Distributor, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust), or of Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust and Colonial Intermediate High Income Fund (together "Colonial Closed-End Funds"). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds, LFC Trust or Closed-End Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds, LFC Trust or Colonial Closed-End Funds.

In witness, I have signed this Power of Attorney on this 30th day of October, 1998.




      Salvatore Macera

                         POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes William J. Ballou, Suzan M. Barron, Truman S. Casner, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, John M. Loder and John W. Reading, Jr., individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Funds Distributor, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust), or of Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust and Colonial Intermediate High Income Fund (together "Colonial Closed-End Funds"). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds, LFC Trust or Closed-End Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds, LFC Trust or Colonial Closed-End Funds.

In witness, I have signed this Power of Attorney on this 30th day of October, 1998.




        John Carberry

                         POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes William J. Ballou, Suzan M. Barron, Truman S. Casner, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, John M. Loder and John W. Reading, Jr., individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Funds Distributor, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust), or of Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust and Colonial Intermediate High Income Fund (together "Colonial Closed-End Funds"). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds, LFC Trust or Closed-End Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds, LFC Trust or Colonial Closed-End Funds.

In witness, I have signed this Power of Attorney on this 30th day of October, 1998.




           Anne-Lee Verville

                         POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes William J. Ballou, Suzan M. Barron, Truman S. Casner, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, John M. Loder and John W. Reading, Jr., individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Funds Distributor, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust), or of Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust and Colonial Intermediate High Income Fund (together "Colonial Closed-End Funds"). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds, LFC Trust or Closed-End Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds, LFC Trust or Colonial Closed-End Funds.


In witness, I have signed this Power of Attorney on this 30th day of October, 1998.




      Robert J. Birnbaum

                         POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes William J. Ballou, Suzan M. Barron, Truman S. Casner, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, John M. Loder and John W. Reading, Jr., individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Funds Distributor, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust), or of Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust and Colonial Intermediate High Income Fund (together "Colonial Closed-End Funds"). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds, LFC Trust or Closed-End Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds, LFC Trust or Colonial Closed-End Funds.


In witness, I have signed this Power of Attorney on this 30th day of October, 1998.




     Tom Bleasdale

                         POWER OF ATTORNEY FOR SIGNATURE


The undersigned constitutes William J. Ballou, Suzan M. Barron, Truman S. Casner, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, John M. Loder and John W. Reading, Jr., individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Funds Distributor, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust), or of Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust and Colonial Intermediate High Income Fund (together "Colonial Closed-End Funds"). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds, LFC Trust or Closed-End Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds, LFC Trust or Colonial Closed-End Funds.


In witness, I have signed this Power of Attorney on this 30th day of October, 1998.




               Lora S. Collins

                         POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes William J. Ballou, Suzan M. Barron, Truman S. Casner, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, John M. Loder and John W. Reading, Jr., individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Funds Distributor, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust), or of Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust and Colonial Intermediate High Income Fund (together "Colonial Closed-End Funds"). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds, LFC Trust or Closed-End Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds, LFC Trust or Colonial Closed-End Funds.


In witness, I have signed this Power of Attorney on this 30th day of October, 1998.




          James E. Grinnell

                         POWER OF ATTORNEY FOR SIGNATURE


The undersigned constitutes William J. Ballou, Suzan M. Barron, Truman S. Casner, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, John M. Loder and John W. Reading, Jr., individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Funds Distributor, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust), or of Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust and Colonial Intermediate High Income Fund (together "Colonial Closed-End Funds"). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds, LFC Trust or Closed-End Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds, LFC Trust or Colonial Closed-End Funds.

In witness, I have signed this Power of Attorney on this 30th day of October, 1998.





         Richard W. Lowry

                         POWER OF ATTORNEY FOR SIGNATURE


The undersigned constitutes William J. Ballou, Suzan M. Barron, Truman S. Casner, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, John M. Loder and John W. Reading, Jr., individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Funds Distributor, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust), or of Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust and Colonial Intermediate High Income Fund (together "Colonial Closed-End Funds"). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds, LFC Trust or Closed-End Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds, LFC Trust or Colonial Closed-End Funds.



In witness, I have signed this Power of Attorney on this 30th day of October, 1998.





        William E. Mayer

                         POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes William J. Ballou, Suzan M. Barron, Truman S. Casner, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, John M. Loder and John W. Reading, Jr., individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Funds Distributor, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust), or of Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust and Colonial Intermediate High Income Fund (together "Colonial Closed-End Funds"). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds, LFC Trust or Closed-End Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds, LFC Trust or Colonial Closed-End Funds.


In witness, I have signed this Power of Attorney on this 30th day of October, 1998.




       James L. Moody, Jr.

                         POWER OF ATTORNEY FOR SIGNATURE


The undersigned constitutes William J. Ballou, Suzan M. Barron, Truman S. Casner, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, John M. Loder and John W. Reading, Jr., individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Funds Distributor, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust), or of Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust and Colonial Intermediate High Income Fund (together "Colonial Closed-End Funds"). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds, LFC Trust or Closed-End Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds, LFC Trust or Colonial Closed-End Funds.

In witness, I have signed this Power of Attorney on this 30th day of October, 1998.





       John J. Neuhauser

                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes William J. Ballou, Suzan M. Barron, Truman S. Casner, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, John M. Loder and John W. Reading, Jr., individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Liberty Funds Distributor, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust), or of Colonial Investment Grade Municipal Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Municipal Income Trust and Colonial Intermediate High Income Fund (together "Colonial Closed-End Funds"). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds, LFC Trust or Closed-End Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds, LFC Trust or Colonial Closed-End Funds.


In witness, I have signed this Power of Attorney on this 30th day of October, 1998.





      Robert L. Sullivan